SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  February 25, 1998

Financial Asset Securitization, Inc.
Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated February 25, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.
			                         Reimbur-ment ofRealized
Beginning                 Loss of     Realized  Interest Remaining
Class  Balance    Principal  Interest  Principal     Losses   Shortfall Balance
FXA-1    5267125      776472    30286           0           0        0  4490653
FXA-2   20385232       13442   131655           0           0        0 20371789
FXA-3   11623696           0    71195           0           0        0 11623696
FXA-4   13200375           0    82502           0           0        0 13200375
FXA-5    5125000           0    33099           0           0        0  5125000
FXA-6    4001000           0    25840           0           0        0  4001000
FXA-7    1000000           0     6458           0           0        0  1000000
FXA-8   16568837      880001    83556           0           0        0 15688836
FXA-9   16568837 NA             33807 NA                    0        0 15688836
FXP        80773          74 NA                 0           0 NA          80700
FXS      7296505 NA             47123 NA                    0        0  7117874
A-1     36634060     1610697   236595           0           0        0 35023363
A-2      6962000           0    44963           0           0        0  6962000
A-3      1951000           0    12600           0           0        0  1951000
A-4     13613178       10107    87918           0           0        0 13603071
P        1064007       16844 NA                 0           0 NA        1047162
S         923781 NA              5966 NA                    0        0   896409
B-1      5160161        3577    33326           0           0        0  5156584
B-2      2099048        1455    13556           0           0        0  2097594
B-3      1311905         909     8473           0           0        0  1310996
B-4       787143         546     5084           0           0        0   786597
B-5       437302         303     2824           0           0        0   436999
B-6       699684         485     4519           0           0        0   699199
R              0           0        0           0 NA                 0        0
RP             0           0        0           0 NA                 0        0

                                        Reimbur-
                                        ment of
     	Beginning                       	   Realized  Remaining
ClassBalance     Principal   Interest    Losses   Balance
FXA-1 349.775365   51.563364 2.011208    0.000000  298.212001
FXA-2 994.401539    0.655731 6.422177    0.000000  993.745807
FXA-31000.000000    0.000000 6.125000    0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000    0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334    0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333    0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330    0.000000 1000.000000
FXA-8 598.891644   31.808232 3.020190    0.000000  567.083411
FXA-9 598.891644    0.000000 1.221958    0.000000  567.083411
FXP   992.436693    0.908108 0.000000    0.000000  991.528585
FXS   748.307246    0.000000 4.832817    0.000000  729.987392
A-1   843.240281   37.074922 5.445927    0.000000  806.165359
A-2  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-4   993.662598    0.737743 6.417404    0.000000  992.924855
P     978.189148   15.485842 0.000000    0.000000  962.703306
S     768.715616    0.000000 4.964626    0.000000  745.937906
B-1   994.101559    0.689024 6.420240    0.000000  993.412535
B-2   994.101562    0.689026 6.420237    0.000000  993.412536
B-3   994.101565    0.689026 6.420240    0.000000  993.412539
B-4   994.101562    0.689026 6.420241    0.000000  993.412536
B-5   994.101574    0.689025 6.420230    0.000000  993.412549
B-6   994.101757    0.689025 6.420241    0.000000  993.412732
R       0.000000    0.000000 0.000000    0.000000    0.000000
RP      0.000000    0.000000 1.200000    0.000000    0.000000



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: February 25, 1998